Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Relations:	Media Relations:
Ed Lockwood	Meggan Powers
Sr. Director, Investor Relations	Sr. Director, Corporate Communications
(408) 875-9529	(408) 875-8733
ed.lockwood@kla-tencor.com	meggan.powers@kla-tencor.com

KLA-TENCOR REPORTS FISCAL YEAR 2010 THIRD QUARTER RESULTS

MILPITAS, Calif., April 29, 2010—KLA-Tencor Corporation (NASDAQ: KLAC) today announced operating results for its third quarter of fiscal year 2010, which ended on March 31, 2010, and reported GAAP net income of $57 million and GAAP earnings per diluted share of $0.33 on revenues of $478 million.

“KLA-Tencor posted strong third quarter results from the combination of an improving industry environment, solid operational execution, and customer adoption of advanced technologies at the leading edge,” said Rick Wallace, KLA-Tencor’s president and chief executive officer. “These results are a testament to our team’s ongoing commitment to innovation and fiscal discipline. Looking forward, we believe that our leading technology will enable us to develop solutions that address our customers’ most complex process control challenges, and that our improved operating efficiencies will help us drive even stronger financial performance as industry growth continues.”

GAAP Results

	Q3 FY 2010	Q2 FY 2010	Q3 FY 2009
Revenues	$478 million	$440 million	$310 million
Net Income (Loss)	$57 million	$22 million	$(83) million
Earnings (Loss) per Diluted Share	$0.33	$0.13	$(0.49)

Non-GAAP Results

	Q3 FY 2010	Q2 FY 2010	Q3 FY 2009
Net Income (Loss)	$71 million	$49 million	$(58) million
Earnings (Loss) per Diluted Share	$0.41	$0.28	$(0.34)

A reconciliation between GAAP operating results and non-GAAP operating results is provided following the financial statements that are part of this release. Non-GAAP results include the impact of stock-based compensation, but exclude the impact of acquisition, restatement and restructuring related items, goodwill and intangible asset impairment, and certain discrete tax items.

KLA-Tencor will discuss the results for its fiscal year 2010 third quarter, along with its outlook, on a conference call today beginning at 2:00 p.m. Pacific Daylight Time. A webcast of the call will be available at: www.kla-tencor.com

Forward-Looking Statements:

Statements in this press release other than historical facts, such as statements regarding KLA-Tencor’s anticipated ability to maintain its recent operating efficiencies and improve its financial performance in future periods, the company’s expected capacity to maintain its technology leadership position relative to its competitors, and KLA-Tencor’s ability to successfully innovate, develop and sell new technologies and products that meet customer needs are forward-looking statements, and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: the demand for semiconductors; the financial condition of the global capital markets and the general macroeconomic environment; KLA-Tencor’s ability to successfully control its future operating expenses; new and enhanced product and technology offerings by competitors; cancellation of orders by customers; the ability of KLA-Tencor’s research and development teams to successfully innovate and develop technology that is responsive to customer demands; KLA-Tencor’s ability to successfully integrate and manage businesses that it acquires; market acceptance of the company’s existing and newly issued products; and changing customer demands. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this release, please refer to KLA-Tencor’s Annual Report on Form 10-K for the year ended June 30, 2009 and other subsequent filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein). KLA-Tencor assumes no obligation to, and does not currently intend to, update these forward-looking statements.

About KLA-Tencor:

KLA-Tencor Corporation (NASDAQ: KLAC), a leading provider of process control and yield management solutions, partners with customers around the world to develop state-of-the-art inspection and metrology technologies. These technologies serve the semiconductor, data storage, LED, photovoltaic, and other related nanoelectronics industries. With a portfolio of industry-standard products and a team of world-class engineers and scientists, the company has created superior solutions for its customers for over 30 years. Headquartered in Milpitas, California, KLA-Tencor has dedicated customer operations and service centers around the world. Additional information may be found at www.kla-tencor.com. (KLAC-F)

Use of Non-GAAP Financial Information:

The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for, KLA-Tencor’s financial results presented in accordance with United States GAAP.

To supplement KLA-Tencor’s condensed consolidated financial statements presented in accordance with GAAP, the company provides certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of KLA-Tencor’s operating performance and its prospects in the future. Specifically, KLA-Tencor believes that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to KLA-Tencor’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

KLA-Tencor Corporation

Condensed Consolidated Unaudited Balance Sheets

(In thousands)	March 31, 2010	June 30, 2009
ASSETS
Cash and short-term investments	$1,553,524	$1,329,884
Accounts receivable, net	322,542	210,143
Inventories, net	374,435	370,206
Other current assets	425,066	488,384
Land, property and equipment, net	243,758	291,878
Goodwill	328,177	329,379
Purchased intangibles, net	125,854	149,080
Other non-current assets	416,489	440,584

Total assets	$3,789,845	$3,609,538

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$91,645	$63,485
Deferred system profit	166,956	95,820
Unearned revenue	33,142	46,236
Other current liabilities	395,019	341,441

Total current liabilities	686,762	546,982

Non-current liabilities:
Income tax payable	46,323	49,738
Unearned revenue	21,471	23,059
Other non-current liabilities	70,654	60,163
Long-term debt	745,611	745,204

Total liabilities	1,570,821	1,425,146

Stockholders’ equity:
Common stock and capital in excess of par value	898,155	835,477
Retained earnings	1,339,010	1,370,132
Accumulated other comprehensive income (loss)	(18,141)	(21,217)

Total stockholders’ equity	2,219,024	2,184,392

Total liabilities and stockholders’ equity	$3,789,845	$3,609,538

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Operations

	Three months ended		Nine months ended
(In thousands, except per share data)	March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009
Revenues:
Product	$349,787	$207,332	$893,984	$885,900
Service	128,512	102,280	367,357	352,814

Total revenues	478,299	309,612	1,261,341	1,238,714

Costs and operating expenses:
Costs of revenues	208,565	209,223	587,743	700,203
Engineering, research and development	84,741	82,609	246,251	292,236
Selling, general and administrative	93,714	90,061	274,023	342,505
Goodwill and purchased intangible asset impairment	—	—	—	446,744

Total costs and operating expenses	387,020	381,893	1,108,017	1,781,688
Income (loss) from operations	91,279	(72,281)	153,324	(542,974)

Interest expense and other, net	(11,008)	(4,886)	(12,245)	(13,181)

Income (loss) before income taxes	80,271	(77,167)	141,079	(556,155)
Provision for (benefit from) income taxes	23,255	5,660	41,864	(58,363)

Net income (loss)	$57,016	$(82,827)	$99,215	$(497,792)

Net income (loss) per share:
Basic	$0.33	$(0.49)	$0.58	$(2.92)

Diluted	$0.33	$(0.49)	$0.57	$(2.92)

Cash dividend paid per share	$0.15	$0.15	$0.45	$0.45

Weighted average number of shares:
Basic	171,506	169,934	171,202	170,349

Diluted	173,357	169,934	173,432	170,349

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Cash Flows

	Three months ended March 31,
(In thousands)	2010	2009
Cash flows from operating activities:
Net income (loss)	$57,016	$(82,827)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	21,420	31,762
Long-lived asset impairment charges	—	2,791
Non-cash stock-based compensation	21,469	22,758
Tax charge from equity awards	—	(745)
Net gain on sale of marketable securities and other investments	(815)	(38)
Gain on sale of real estate assets	—	(353)
Changes in assets and liabilities, net of assets acquired and liabilities assumed in business combinations:
Decrease (increase) in accounts receivable, net	(23,518)	77,797
Decrease (increase) in inventories	(25,604)	53,555
Decrease in other assets	20,117	24,363
Increase (decrease) in accounts payable	4,843	(44,371)
Increase (decrease) in deferred system profit	19,378	(9,245)
Increase in other liabilities	33,366	1,042

Net cash provided by operating activities	127,672	76,489

Cash flows from investing activities:
Acquisition of business, net of cash received	(1,500)	(424)
Capital expenditures, net	(10,041)	(3,147)
Purchase of available-for-sale securities	(262,618)	(140,394)
Proceeds from sale of available-for-sale securities	194,255	59,253
Proceeds from maturity of available-for-sale securities	45,320	57,906
Purchase of trading securities	(15,981)	(18,693)
Proceeds from sale of trading securities	18,354	21,829

Net cash used in investing activities	(32,211)	(23,670)

Cash flows from financing activities:
Issuance of common stock	351	6
Tax withholding payments related to vested and released restricted stock units	(709)	(1,315)
Common stock repurchases	(54,630)	—
Payment of dividends to stockholders	(25,731)	(25,484)

Net cash used in financing activities	(80,719)	(26,793)

Effect of exchange rate changes on cash and cash equivalents	(2,681)	(17,427)

Net increase in cash and cash equivalents	12,061	8,599
Cash and cash equivalents at beginning of period	531,444	656,330

Cash and cash equivalents at end of period	$543,505	$664,929

Supplemental cash flow disclosures:
Income tax paid (refunds received), net	$14,929	$(21,736)

Interest paid	$102	$236

KLA-Tencor Corporation

Condensed Consolidated Unaudited Supplemental Information

(In thousands, except per share data)

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)

		Three months ended			Nine months ended
		March 31, 2010	December 31, 2009	March 31, 2009	March 31, 2010	March 31, 2009
GAAP net income (loss)		$57,016	$21,794	$(82,827)	$99,215	$(497,792)
Adjustments to reconcile GAAP net income (loss) to non-GAAP net income (loss)
Acquisition related charges	a	8,370	8,104	16,718	24,569	67,726
Restructuring, severance and other related charges	b	4,426	14,450	19,330	14,467	47,112
Restatement related charges	c	4,750	7,077	2,018	17,015	14,992
Goodwill and purchased intangible asset impairment	d	—	—	—	—	446,774
Income tax effect of non-GAAP adjustments	e	(6,417)	(10,762)	(13,524)	(20,300)	(101,620)
Discrete tax items	f	3,165	8,693	—	11,858	—

Non-GAAP net income (loss)		$71,310	$49,356	$(58,285)	$146,824	$(22,838)

GAAP net income (loss) per diluted share		$0.33	$0.13	$(0.49)	$0.57	$(2.92)

Non-GAAP net income (loss) per diluted share		$0.41	$0.28	$(0.34)	$0.85	$(0.13)

Shares used in diluted shares calculation		173,357	173,808	169,934	173,432	170,349

Pre-tax impact of items included in Condensed Consolidated Unaudited Statements of Operations

	Acquisition related charges	Restructuring, severance and other related charges	Restatement related charges	Total pre-tax GAAP to non-GAAP adjustment
Costs of revenues	$5,908	$345	$(98)	$6,155
Engineering, research and development	898	11	(260)	649
Selling, general and administrative	1,564	4,070	5,108	10,742

Total in three months ended March 31, 2010	$8,370	$4,426	$4,750	$17,546

Costs of revenues	$5,727	$2,052	$—	$7,779
Engineering, research and development	898	566	—	1,464
Selling, general and administrative	1,479	11,832	7,077	20,388

Total in three months ended December 31, 2009	$8,104	$14,450	$7,077	$29,631

Costs of revenues	$10,626	$6,584	$—	$17,210
Engineering, research and development	943	4,309	—	5,252
Selling, general and administrative	5,149	8,437	2,018	15,604

Total in three months ended March 31, 2009	$16,718	$19,330	$2,018	$38,066

	Three months ended
	March 31, 2010	December 31, 2009	March 31, 2009
Stock-based compensation
Costs of revenues	$3,793	$3,325	$4,706
Engineering, research and development	6,843	6,667	7,524
Selling, general and administrative	10,833	10,863	10,528

Total	$21,469	$20,855	$22,758

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

a	Acquisition related charges include amortization of intangible assets, inventory fair value adjustments, and in-process research and development charges associated with acquisitions. Management believes that the expense associated with the amortization of acquisition related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives, and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both KLA-Tencor’s newly acquired and long-held businesses. Management believes that it is appropriate to exclude acquisition related inventory fair value adjustments and in-process research and development charges as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.
b	Restructuring, severance and other related charges include gains and costs associated with the company’s facilities divestment and consolidation program, reductions in force, entry into a severance and consulting agreement with the company’s former president/chief operating officer, gains and losses from sales of facilities, and asset impairment (other than impairment of goodwill and purchased intangible assets, which is included within the category described in note (d) below) from discontinuing or making available for sale certain acquired product lines. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.
c	Restatement related charges include legal and other expenses related to the investigation regarding the company’s historical stock option granting process and related shareholder litigation and other matters, including an expense accrual reflecting the anticipated net amount to be paid by KLA-Tencor in connection with proposed settlements of various separate litigation matters. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.
d	Goodwill and purchased intangible asset impairment includes non-cash expense recognized as a result of the company’s annual evaluation of goodwill or the testing for intangible asset impairment driven by certain company-specific triggering events, as well as the impairment of goodwill and intangible assets as a result of discontinuing acquired products and making acquired products available for sale. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.
e	Income tax effect of non-GAAP adjustments includes the income tax effects of the excluded items noted above. Management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.
f	Discrete tax items include the tax impact of shortfalls in excess of cumulative windfall tax benefits recorded as provision for income taxes during the quarter. Windfall tax benefits arise when a company’s tax deduction for employee stock activity exceeds book compensation for the same activity. A shortfall arises when the tax deduction is less than book compensation. Windfalls are recorded as increases to capital in excess of par value. Shortfalls are recorded as decreases to capital in excess of par value to the extent that cumulative windfalls exceed cumulative shortfalls. Shortfalls in excess of cumulative windfalls are recorded as provision for income taxes. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.